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                                                                    EXHIBIT 99.2

                                  FORM OF NOTE


$_______________                                               December 23, 1997


         On or before the Maturity Date, as defined in that certain Unsecured Revolving Credit Agreement dated as of December 23, 1997 (the "Agreement") between BRADLEY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), Bradley Financing Partnership, Bradley Real Estate, Inc. and The First National Bank of Chicago, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders, BankBoston, N.A., a national bank organized under the laws of the United States of America, individually and as Documentation Agent for the Lenders and certain other lenders party thereto (as such terms are defined in the Agreement), Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the principal sum of ____________________ AND NO/100 DOLLARS ($__________) or the
aggregate unpaid principal amount of all Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, without set-off or counterclaim in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement and all other then due fees or charges as provided herein or in the Agreement. The Borrower shall pay this Promissory Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         This Note is issued pursuant to, and is entitled to the benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


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         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                     BRADLEY OPERATING LIMITED PARTNERSHIP

                                     By:      BRADLEY REAL ESTATE, INC., its
                                              general partner


                                     By:
                                     Its:



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                              PAYMENTS OF PRINCIPAL


                               Unpaid
                               Principal
                               Notation
Date                           Balance
                          Made by